As filed with the Securities and Exchange Commission on July 6, 2001 Registration Nos. 33-35827 and 811-06139




                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 44

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 73

                          THE 59 WALL STREET FUND, INC.

               (Exact Name of Registrant as Specified in Charter)


               21 Milk Street, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (617) 423-0800


                               Philip W. Coolidge
                21 Milk Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)


                                    Copy to:
                         John E. Baumgardner, Jr., Esq.
                              Sullivan & Cromwell
                   125 Broad Street, New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):



[X]  Immediately  upon  filing  pursuant  to  paragraph  (b)
[ ] on  pursuant to paragraph  (b)
[ ] 60 days after  filing  pursuant  to  paragraph  (a)(i)
[ ] on    pursuant  to  paragraph  (a)(i)
[ ] 75 days after  filing  pursuant  to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.



If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest (par value $.001)

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND
                     THE 59 WALL STREET EUROPEAN EQUITY FUND
                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND
                 each a series of THE 59 WALL STREET FUND, INC.

                        SUPPLEMENT DATED JULY 6, 2001 TO
               PROSPECTUS DATED APRIL 16, 2001 (the "Prospectus")


The date of the Prospectus is changed to July 6, 2001.


The following table under the section of the Prospectus captioned "Fees and Expenses of the Fund" is replaced as follows:

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)


                                  European    Pacific Basin    International
                                  Equity Fund Equity Fund      Equity Fund
                                                             Class N     Class I
Maximum Sales Charge (Load)
Imposed on Purchases              None        None            None       None
Maximum Deferred
Sales Charge (Load)               None        None            None       None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends   None        None            None       None
Redemption Fee (as a percentage
of total redemption proceeds)1    2.00%       2.00%           2.00%      2.00%

Exchange Fee                      None        None            None       None

1 The redemption fee will apply as of the date of this prospectus to any shares purchased thereafter that are held less than 30 days. See the section entitled "Redemption Fee" for more information on when this fee will apply.



The third paragraph under the section captioned "Investment Adviser" is revised as follows:


     A team of individuals manages each Portfolio on a day-to-day basis. This team includes Mr. Young Chin, Mr. G. Scott Clemons, Mr. Mohammad Rostom and Ms. Amanda Marsted. Mr. Chin holds a B.A. and M.B.A. from the University of Chicago. He joined Brown Brothers Harriman in 1999. Prior to joining Brown Brothers Harriman, he worked at Blackrock Financial Management. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990. Mr. Rostom holds a B.S. from Rochester Institute of Technology and a M.A. from Temple University. He joined Brown Brothers Harriman in 1997. Prior to joining Brown Brothers Harriman, he worked for Kulicke & Soffa Industries. Ms. Marsted holds a B.S. from Georgetown University and a M.A. from Columbia University. She joined Brown Brothers Harriman in 2001. Prior to joining Brown Brothers Harriman, she worked for Federated Global Investment Management, New Frontier Corporation and the Organization for Economic Co-Operation and Development.

The first sentence in the paragraph under the section captioned "Redemption Fee" is revised and replaced as follows:

         Effective as of April 16, 2001 with respect to the European Equity Fund and the Pacific Basin Equity Fund, and effective as of July 6, 2001 with respect to the International Equity Fund, shares of a Fund purchased thereafter that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds.

================================================================================

PROSPECTUS

                    The 59 Wall Street European Equity Fund
                  The 59 Wall Street Pacific Basin Equity Fund

                  The 59 Wall Street International Equity Fund
                                 CLASS N SHARES
                                 CLASS I SHARES
                  21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The  European   Equity  Fund,  the  Pacific  Basin  Equity  Fund  and  the
International  Equity Fund are separate  series of The 59 Wall Street Fund, Inc.

      Each of the European Equity Fund, Pacific Basin Equity Fund and International Equity Fund invests all of its assets in the European Equity Portfolio, Pacific Basin Equity Portfolio and International Equity Portfolio, respectively. Brown Brothers Harriman is the Investment Adviser for the European Equity Portfolio, the Pacific Basin Equity Portfolio and the International Equity Portfolio and the Administrator and Shareholder Servicing Agent for each Fund. Shares of each Fund are offered at net asset value without a sales charge.

--------------------------------------------------------------------------------
     Neither The Securities And Exchange Commission Nor Any State Securities
          Commission Has Approved Or Disapproved Of These Securities Or
            Passed Upon The Adequacy Or Accuracy Of This Prospectus.
           Any Representation To The Contrary Is A Criminal Offense.
--------------------------------------------------------------------------------

                 The date of this Prospectus is April 16, 2001.

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Investment Objective ......................................................    3
Principal Investment Strategies ...........................................    3
Principal Risk Factors ....................................................    4
Fund Performance ..........................................................    7
Fees and Expenses of the Funds ............................................   10
Investment Adviser ........................................................   11
Shareholder Information ...................................................   12
Financial Highlights ......................................................   15
Additional Information ....................................................   17

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                              European Equity Fund

      The European Equity Fund invests all of its assets in the European Equity Portfolio, an investment company that has the same objective as the Fund. Under normal circumstances the Investment Adviser fully invests the assets of the European Equity Portfolio in equity securities of companies based in the European Union (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, United Kingdom), as well as Finland, Norway, Sweden and Switzerland. The Portfolio may also invest from time to time in other markets in the region, including Austria, Czech Republic, Hungary, Poland, Romania, Russia, Slovakia and Turkey.

                           Pacific Basin Equity Fund

      The Pacific Basin Equity Fund invests all of its assets in the Pacific Basin Equity Portfolio, an investment company that has the same objective as the Fund. Under normal circumstances the Investment Adviser fully invests the assets of the Pacific Basin Equity Portfolio in equity securities of companies based in Pacific Basin countries, including Australia, Hong Kong, Japan, New Zealand and Singapore. The Portfolio may also from time to time invest in other markets in the region, including Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, Sri Lanka, South Korea, Taiwan and Thailand.

                              International Equity

      Fund The International Equity Fund invests all of its assets in the International Equity Portfolio, an investment company that has the same objective as the Fund. Under normal circumstances the Investment Adviser fully invests the assets of the International Equity Portfolio in equity securities of companies based outside the United States and Canada in the developed markets of the world. These markets include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The Portfolio may also from time to time invest in emerging markets of India, Indonesia, Pakistan, South Korea, Sri Lanka, Thailand, Taiwan, and the Philippines.

                                    Each Fund

      Although the Investment Adviser expects to invest the assets of each Portfolio primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Investment Adviser may purchase these equity securities directly or in the form of American Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies. Although the Investment Adviser invests primarily in equity securities which are traded on foreign or domestic national securities exchanges, the Investment Adviser may also purchase equity securities which are traded in foreign or domestic over-the-counter markets. The Investment Adviser may invest in securities of appropriate investment companies in order to obtain participation in markets or market sectors which restrict foreign investment or to obtain more favorable investment terms.

      The Investment Adviser's investment management style is best characterized as a core fundamental approach, with primary emphasis given to bottom-up stock selection. Regional/country allocation and currency exposure are a residual of the stock selection process and are used as risk management tools. The Portfolio's investment benchmark includes the full spectrum of growth and value issues. Therefore, our analyst coverage and portfolio construction take advantage of investment ideas throughout the growth-value spectrum.

      The Investment Adviser's stock selection process places emphasis on large and medium capitalization and globally competitive companies with strong business models and market positions. These companies provide the optimal combination of superior returns, consistent performance and moderate volatility over the near and long term. In accord with that large cap bias, analysts are organized to provide investment options on 90% of the MSCI index universe, both by market capitalization and by sector. Analysts may consider stocks outside that 90% universe as a means of opportunistically adding value with non-MSCI names. Application of these screens to the entire universe of investable securities results in coverage of approximately 350 international stocks.

      Each analyst must provide a rating for every stock in his universe. A rigorous application of qualitative and quantitative analysis results in an opinion and ranking for each stock in the universe. These rankings are communicated through the Analyst Tracking System (ATS). Analyst opinions on company fundamentals and prospects are expressed in terms of percentage weights relative to the stock's weight in its MSCI sector. Issues with a market weight or greater in the ATS form the universe of issues appropriate for inclusion in each Portfolio.

      Portfolio construction in each Portfolio is the result of selecting issues from the ATS which, when combined with regional allocation policies, benchmark considerations, and risk management, will produce a well-diversified portfolio expected to outperform its benchmark over a 12-18 month time horizon.


      The Investment Adviser buys and sells securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Futures contracts on stock indexes may be entered into for a Portfolio solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased. Forward foreign exchange contracts may be entered into on behalf of a Portfolio in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.

PRINCIPAL  RISK  FACTORS
--------------------------------------------------------------------------------

      The principal risks of investing in each Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of each Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Funds.

      The principal risks of investing in the Funds are:

o     Market Risk:

      This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

o     Foreign Investment Risk:

      Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.

      Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of the European Equity Portfolio, Pacific Basin Equity Portfolio or International Equity Portfolio. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.

      In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

      The foreign investments made by the Investment Adviser are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

      Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Portfolio holds various foreign currencies from time to time, the value of their respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. Each Portfolio also incurs costs in connection with conversion between various currencies.

o     Geographic Concentration Risk:

      Because the Investment Adviser invests a significant portion of the assets of the European Equity Portfolio and Pacific Basin Equity Portfolio in a specific geographical region, the value of their investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting those regions.

o     Developing Countries:

      The Investment Adviser may invest the assets of the European Equity Portfolio and the International Equity Portfolio in securities of issuers based in developing countries. The Investment Adviser may invest a substantial portion of the assets of the Pacific Basin Equity Portfolio in the securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.


o     Diversification Risk:

      Each Fund and each Portfolio is classified as Onon-diversified' for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Portfolio is however limited with respect to such assets by certain requirements of federal tax law. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

      Investments in the Funds are neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE
--------------------------------------------------------------------------------

      The charts and tables below give an indication of the risks involved with an investment in each Fund. The charts show changes in the performance of each Fund from year to year. The tables show how the average annual returns of each Fund for the periods indicated compare to those of a broad measure of market performance.

      When you consider this information, please remember that a Fund's performance in past years is not an indication of how that Fund will do in the future.

                              EUROPEAN EQUITY FUND
                       Total Return (% per calendar year)

       [The following table depicts a bar graph in the printed material.]

                         1991      1992       1993      1994       1995       1996      1997      1998       1999       2000
                         ----      ----       ----      ----       ----       ----      ----      ----       ----       ----
European Equity Fund     9.25      7.53       27.12     -3.93      16.49      19.25     15.28     24.17      21.42      -6.28


--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1991-2000)
--------------------------------------------------------------------------------
                                                  Return          Quarter Ending

  Highest                                          22.08%            12/31/99
  Lowest                                          (15.55)%            9/30/98
--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2000)
--------------------------------------------------------------------------------
                               1 Year            5 Years             10 Years

  European Equity Fund         (6.28)%            14.28%              12.55%
  MSCI-Europe                  (8.38)%            15.37%              13.49%
--------------------------------------------------------------------------------

                           PACIFIC BASIN EQUITY FUND
                       Total Return (% per calendar year)

       [The following table depicts a bar graph in the printed material.]

                         1991      1992       1993      1994       1995       1996      1997      1998       1999       2000
                         ----      ----       ----      ----       ----       ----      ----      ----       ----       ----
Pacific Equity Fund      13.64     6.15       74.90     -21.50     3.49       -0.71     -20.13    4.91       120.16     -33.13


--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1991-2000)
--------------------------------------------------------------------------------
                                                  Return          Quarter Ending

  Highest                                          36.69%            12/31/93
  Lowest                                          (19.16)%           12/31/00
--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2000)
--------------------------------------------------------------------------------
                               1 Year            5 Years             10 Years

  Pacific Basin Equity Fund   (33.13)%            4.27%                7.77%
  MSCI-Pacific                (25.78)%           (3.97)%               1.55%
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND
             Total Return for Class N shares (% per calendar year)

       [The following table depicts a bar graph in the printed material.]

                                1996      1997      1998       1999       2000
                                ----      ----      ----       ----       ----
International Equity Fund       8.05      1.05      16.17      44.60     -13.72


--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1995-2000)
--------------------------------------------------------------------------------
                                                  Return          Quarter Ending

  Highest                                         24.28%             12/31/99
  Lowest                                         (13.77)%             9/30/98

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2000)
--------------------------------------------------------------------------------
                               1 Year            5 Years       Life of Portfolio
                                                                 (Since 4/1/95)

  Class N                     (13.72)%             9.69%               9.61%
  Class I*                    (13.60)%             9.30%               9.37%
  MSCI-EAFE                   (14.16)%             7.13%               7.81%
--------------------------------------------------------------------------------

----------
* There were no Class I shares outstanding for the calendar year ended December 31, 2000.

      Historical total return information for any period or portion thereof prior to the establishment of the Class N shares (6/6/97) and Class I shares will be that of the Portfolio adjusted to assume that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

      The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Funds.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

                                                                                                         International
                                                                                                          Equity Fund
                                                                European          Pacific Basin        ------------------
                                                              Equity Fund          Equity Fund         Class N    Class I
                                                              -----------          -----------         -------    -------
Maximum Sales Charge (Load)
Imposed on Purchases .....................................        None                None               None       None
Maximum  Deferred  Sales Charge  (Load) ..................        None                None               None       None
Maximum  Sales Charge (Load)
Imposed on Reinvested Dividends ..........................        None                None               None       None
Redemption Fee (as a percentage of total
redemption  proceeds)1 ...................................        2.00%               2.00%              None       None
Exchange Fee .............................................        None                None               None       None


----------
1 The redemption fee will apply as of the date of this prospectus to any shares purchased thereafter that are held less than 30 days. See the section entitled "Redemption Fee" for more information on when this fee will apply.


                       ANNUAL FUND OPERATING EXPENSES (2)
               (Expenses that are deducted from Fund assets as a
                       percentage of average net assets)


                                                                                                         International
                                                                                                          Equity Fund
                                                                European          Pacific Basin        ------------------
                                                              Equity Fund          Equity Fund         Class N    Class I(3)
                                                              -----------          -----------         -------    -------
Management Fees ...........................................       0.65%               0.65%              0.65%      0.65%
Distribution  (12b-1) Fees ................................       None                None               None       None
Other  Expenses ...........................................       0.61                0.83               0.72       0.45
                                                                  ----                ----               ----       ----

     Administration  Fee ..................................       0.16%               0.16%              0.16%      0.16%
     Shareholder  Servicing/Eligible
          Institution  Fee ................................       0.25                0.25               0.25        n/a
          Expense  Payment Agreement ......................        n/a                 n/a                n/a       0.29(4)
     Other Expenses .......................................       0.20                0.42               0.31        n/a
                                                                  ----                ----               ----       ----
Total Annual Fund  Operating  Expenses ....................       1.26%               1.48%              1.37%      1.10%
                                                                  ====                ====               ====       ====

----------
2 The expenses shown for each Fund include the expenses of its corresponding Portfolio.

3 For Class I, "Other Expenses" are based on estimated amounts for the current fiscal year.

4 The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses to 1.10%. The arrangement will continue until October 31, 2004.

                                   EXAMPLE(4)

      This example is intended to help an investor compare the cost of investing in a Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in a Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the operating expenses of a Fund remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                                               International
                                                                Equity Fund
                              European     Pacific Basin    --------------------
                             Equity Fund    Equity Fund     Class N      Class I
                             -----------    -----------     -------      -------
   1 year ...............       $  128       $  151         $  139       $  112
   3 years ..............       $  400       $  468         $  434       $  350
   5 years ..............       $  692       $  808         $  750       $  606
   10 years .............       $1,523       $1,768         $1,646       $1,340

----------
4 The example above reflects the expenses of each Fund and its corresponding Portfolio.

INVESTMENT  ADVISER
--------------------------------------------------------------------------------

      The Investment Adviser to each Portfolio is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the general supervision of the Trustees of each Portfolio, the Investment Adviser makes the day-to-day investment decisions for each Portfolio, places the purchase and sale orders for the portfolio transactions of each Portfolio, and generally manages each Portfolio's investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2000, it managed total assets of approximately $39 billion.

      A team of individuals manages each Portfolio on a day-to-day basis. This team includes Mr. Young Chin, Mr. G. Scott Clemons and Mr. Mohammad Rostom. Mr. Chin holds a B.A. and M.B.A. from the University of Chicago. He joined Brown Brothers Harriman in 1999. Prior to joining Brown Brothers Harriman, he worked at Blackrock Financial Management. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990. Prior to joining Brown Brothers Harriman, he worked for Clay Finlay. Mr. Rostom holds a B.S. from Rochester Institute of Technology and a M.A. from Temple University. He joined Brown Brothers Harriman in 1997. Prior to joining Brown Brothers Harriman, he worked for Kulicke & Soffa Industries.

      For their fiscal year ended October 31, 2000, European Equity Portfolio, Pacific Basin Equity Portfolio and International Equity Portfolio each paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of each Portfolio. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER  INFORMATION
--------------------------------------------------------------------------------

                                NET ASSET VALUE

      The Corporation determines each Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading. The determination of each Fund's net asset value is made by subtracting from the value of the total assets of each Fund the amount of its liabilities and dividing the difference by the number of shares of each Fund outstanding at the time the determination is made.

      Each Portfolio values its assets on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by each Portfolio's Trustees.

      If events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time each Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by each Portfolio's Trustees.

      The net asset value of each Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

                          DESCRIPTION OF SHARE CLASSES

      The International Equity Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares of the International Equity Fund have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Class N shares and Class I shares of the International Equity Fund, and shares of the European Equity Fund and the Pacific Basin Equity Fund, may be purchased at net asset value without a sales charge.

                               PURCHASE OF SHARES

      The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order, including acceptable payment for such order, prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Funds' Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's Transfer Agent has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer.

      Investment Minimums* The minimum initial purchase amount for the European Equity Fund and the Pacific Basin Equity Fund is $100,000 and the minimum subsequent purchase amount is $25,000. Minimum initial and subsequent purchase amounts for the International Equity Fund vary depending on the class of shares you buy.

                            International Equity Fund

                                     Class N       Class I
                                    ----------   ----------

Initial purchases                    $100,000    $1,000,000
Subsequent  purchases                $ 25,000    $   25,000

      *Brown Brothers Harriman, the Funds' Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000.

                              REDEMPTION OF SHARES

      The Corporation executes redemption requests at the next net asset value calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

      The Shareholder Servicing Agent has established a minimum account size of $100,000 for the European Equity Fund and the Pacific Basin Equity Fund, $100,000 for Class N shares of the International Equity Fund and $1,000,000 for Class I shares of the International Equity Fund, any or all of which may be changed from time to time. If the value of a shareholder's holdings in a Fund or class thereof falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

      Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

      The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                                 Redemption Fee

      Effective as of the date of this prospectus, shares of the European Equity Fund and the Pacific Basin Equity Fund purchased thereafter that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to that Fund and is intended to reduce the impact on remaining investors in that Fund of the costs incurred by that Fund in meeting redemption requests from "market timers" and others who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. The redemption fee will not apply to shares purchased by fee-paying clients of Brown Brothers Harriman. The redemption fee will also not apply to shares purchased by direct clients of any other Eligible Institution or of a Financial Intermediary who receive recommendations as to the purchase of specific mutual funds from that Eligible Institution or Financial Intermediary. However, the Corporation reserves the right to impose or change redemption fees on its shares at any time if warranted by the Funds' future costs of processing redemptions.

                           DIVIDENDS AND DISTRIBUTIONS

      The Corporation declares and pays to shareholders substantially all of each Fund's net income and realized net short-term capital gains at least annually as a dividend, and substantially all of each Fund's realized net long-term capital gains annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. Each Fund's net income and realized net capital gains includes that Fund's pro rata share of its corresponding Portfolio's net income and realized net capital gains.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                      TAXES

   Dividends are taxable to shareholders of a Fund as ordinary  income,  whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time a
Portfolio holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                               Foreign Investors

      Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in a Fund since alternative investments are available which would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help an investor understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


                                                                                        European Equity Fund
                                                                                   For the years ended October 31,
                                                             ---------------------------------------------------------------------
                                                                2000           1999            1998            1997          1996
                                                             -------          ------          ------          ------        ------
  Net asset value, beginning of year ...............        $  37.92        $  39.05        $  38.02       $   35.02     $  31.95
  Income from investment operations:
     Net investment income .........................            0.03            0.09(1)         0.42            0.39         0.38(1)
     Net realized and unrealized gain ..............            3.20            4.15            6.06            5.29         4.08
  Less dividends and distributions:
     From net investment income ....................              --           (0.65)          (0.31)          (0.41)          --
     In excess of net investment income ............              --           (0.01)             --              --           --
     From net realized gains .......................           (3.14)          (4.71)          (5.14)          (2.27)       (1.39)
     In excess of net realized gains ...............           (0.42)             --              --              --           --
                                                            --------        --------        --------         -------     --------
  Net asset value, end of period ...................        $  37.59        $  37.92        $  39.05        $  38.02     $  35.02
                                                            ========        ========        ========         =======     ========
  Total return .....................................            8.26%          11.87%          19.34%          17.28%       14.63%
  Ratios/Supplemental Data:
     Net assets, end of year (000's omitted) .......        $148,789        $143,315        $155,557        $154,179     $146,350
     Expenses as a percentage of average net assets:
     Expenses paid by Fund .........................            1.22%(4)        1.33%           1.18%           1.32%        1.23%
     Expenses paid by commissions(2)................              --              --            0.01%           0.01%        0.01%
     Expenses offset arrangement ...................            0.04%(4)          --            0.02%           0.03%        0.09%
                                                            --------        --------        --------        --------     --------
     Total expenses ................................            1.26%           1.33%           1.21%           1.36%        1.33%
  Ratio of net investment income to
     average net assets ............................            0.08%           0.24%           0.60%           1.02%         1.16%
  Portfolio turnover rate ..........................              42(3)           37%             56%             82%           42%


----------
1  Calculated using average shares outstanding for the year.

2 A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.

3  Portfolio turnover rate is that of the Portfolio in which the Fund invests.

4 Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.


                                                                                      Pacific Basin Equity Fund
                                                                                   For the years ended October 31,
                                                             ----------------------------------------------------------------------
                                                                2000           1999            1998            1997           1996
                                                             -------          ------          ------          ------         ------
 Net asset value, beginning of period .................     $  38.77         $ 20.31        $  24.52        $  30.19     $  29.88
 Income from investment operations:
     Net investment income (loss) .....................        (0.31)(1)       (0.17)(1)       (0.20)           0.00(1,2)    0.05(1)
     Net realized and unrealized gain (loss) ..........        (0.89)          18.63           (2.39)          (4.69)        1.62
 Less dividends and distributions:
     From net investment income .......................           --              --           (0.52           (0.00)(2)    (0.86)
     In excess of net investment income ...............        (2.10)             --           (1.10)          (0.25)       (0.50)
     From net realized gains ..........................           --              --              --           (0.28)          --
     In excess of net realized gains ..................           --              --              --            0.45)          --
                                                             -------         -------         -------        --------     --------
 Net asset value, end of period .......................      $ 35.47         $ 38.77         $ 20.31        $  24.52     $  30.19
                                                             =======         =======         =======        ========     ========
 Total return .........................................        (3.81)%         90.89%         (10.78)%        (16.03)%       5.65%
 Ratios/Supplemental Data:
     Net assets, end of period (000's omitted)               $89,111         $80,411         $32,630        $102,306      150,685
        Expenses as a percentage of average net assets:
        Expenses paid by Fund .........................         1.47%(6)        1.39%           1.44%           1.19%        1.13%
        Expenses paid by commissions3 .................           --              --              --            0.01%        0.01%
        Expense offset arrangement ....................         0.01%             --(4)         0.18%           0.06%        0.16%
                                                             -------           -----          ------          ------       --------
        Total expenses ................................         1.48%           1.39%           1.62%           1.26%        1.30%
     Ratio of net investment income (loss)
        to average net assets .........................        (0.70)          (0.58)%         (0.73)%          0.00%        0.16%
     Portfolio turnover rate ..........................           76%(5)          97%             91%             63%          58%


----------
1  Calculated using average shares outstanding for the year.

2  Less than $0.01 per share.

3 A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.

4  Less than 0.01%.

5  Portfolio turnover rate is that of the Portfolio in which the Fund invests.

6 Includes the Fund's share of the expenses paid by the Portfolio and expense offset arrangement.

      On February 20, 2001, the International Equity Fund's Board of Directors reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". The information in the financial highlights table relates to Class N shares of the Fund, as there were no Class I shares outstanding during the periods indicated. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class N shares (assuming reinvestment of all dividends and distributions).


                                                                      International Equity Fund
                                                       ---------------------------------------------------------------
                                                                                                 For the period from
                                                                For the year ended                   June 6, 1997
                                                                    October 31,                    (commencement of
                                                       -------------------------------------        operations) to
                                                        2000           1999            1998       to October 31, 1997
                                                       ------         ------          ------      ------------------
 Net asset value, beginning of period ......          $ 13.04         $ 10.09         $ 9.42            $10.00
 Income from investment operations:
     Net investment loss ...................            (0.03)(6)       (0.02)          0.00(1)           0.00(1)
     Net realized and unrealized gain (loss)             0.93            3.00           0.75             (0.58)
 Less dividends and distributions:
     In excess of net investment income ....            (0.32)          (0.03)         (0.03)
     From net realized gains ...............            (0.33)             --          (0.05)               --
                                                      -------         -------         ------            ------
     Net asset value, end of period ........          $ 13.29         & 13.04         $10.09            $ 9.42
                                                      =======         =======         ======            ======
 Total return ..............................             6.71%          29.57%          8.06%            (5.80)%(2)
 Ratios/Supplemental Data:
     Net assets, end of year (000's omitted)          $115,739        $59,961         $27,475           $7,040
 Ratio of expenses to average net assets(4).             1.37%           1.50%          1.50%             1.36%(3)
     Ratio of net investment loss to
 average net assets ........................            (0.24)          (0.25)%        (0.15)%           (0.06)%(3)
 Portfolio turnover rate(5) ................               37%             86%             89%             n/a


----------
1  Less than $0.01.

2  Not annualized.

3  Annualized.

4 Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.

5  Portfolio turnover rate is that of the Portfolio in which the Fund invests.

6  Calculated  using  average  shares  outstanding  for  the  year.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      Other mutual funds or institutional investors may invest in each Portfolio on the same terms and conditions as the Portfolio's corresponding Fund. However, these other investors may have different aggregate performance results. The Corporation may withdraw a Fund's investment in its corresponding Portfolio at any time as a result of changes in such Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is otherwise in the best interests of that Fund to do so.

The 59 Wall Street
European Equity Fund

The 59 Wall Street
Pacific Basin Equity Fund

The 59 Wall Street
International Equity Fund

  Class N Shares
  Class I Shares

More information on the Funds is available free upon request, including the following:

o  Annual/Semi-Annual Report

Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected each FundOs performance during their last fiscal year.

o  Statement  of  Additional  Information  (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:

o  By telephone
   Call 1-800-575-1265

o  By mail write to the Funds' Shareholder
   Servicing  Agent:
   Brown  Brothers  Harriman 59 Wall Street
   New York, New York 10005

o  By E-mail send your request to:
   59wall@bbh.com

o  On the Internet:
   Text-only versions of Fund documents can be viewed online or downloaded from:

   Brown Brothers Harriman & Co.
   http://www. bbhco.com

   SEC
   http://www.sec.gov

You can also review or obtain copies by visiting the SECOs Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SECOs Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SECOs internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                           SEC file number: 811-06139

                              European Equity Fund
                            Pacific Basin Equity Fund
                           International Equity Fund

                                 Class N Shares
                                 Class I Shares

                                   PROSPECTUS
                                 April 16, 2001

      -------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                     THE 59 WALL STREET EUROPEAN EQUITY FUND
                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND
                   21 Milk Street, Boston, Massachusetts 02109
      -------------------------------------------------------------------

         The 59 Wall Street European Equity Fund (the "European Equity Fund") and The 59 Wall Street Pacific Basin Equity Fund (the "Pacific Basin Equity Fund") (each a "Fund" and collectively the "Funds") are separate series of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation is a Maryland corporation organized on July 16, 1990. Each Fund is designed to enable investors to participate in the opportunities available in foreign equity markets. The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that a Fund's investment objective will be achieved.

         The Corporation seeks to achieve the investment objective of the European Equity Fund and the Pacific Basin Equity Fund by investing all of the Fund's assets in a corresponding open-end investment company having the same investment objective as the Fund. The European Equity Fund invests in the BBH European Equity Portfolio and the Pacific Basin Equity Fund invests in the BBH Pacific Basin Equity Portfolio (each, a "Portfolio" and, collectively, the "Portfolios").

         The Annual Report of each Fund dated October 31, 2000 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of each Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

         Brown Brothers Harriman & Co. ("Brown Brothers Harriman & Co.") is each Portfolio's investment adviser (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated July 6, 2001, a copy of which may be obtained from the Corporation at the address noted above. The date of this Statement of Additional Information is July 6, 2001.

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                                                                           Page

Investments
         Investment Objective and Policies  .  .  .  .  .                     3
         Investment Restrictions   .  .  .  .  .  .  .  .                     9
Management
         Directors, Trustees and Officers .  .  .  .  . .  .  .               12
         Investment Adviser  .  .  .  .  .  .  .  .  .  .                     17
         Administrator .  .  .  .  .  .  .  .  .  .  .  .                     18
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .                     20
         Shareholder Servicing Agent,
         Financial Intermediaries and Eligible Institutions .  .   .  .    20-22
         Custodian, Transfer and Dividend Disbursing Agent                    22
         Independent Auditors                                                 22
         Net Asset Value; Redemption in Kind   .  .  .  .                     22
         Computation of Performance   .  .  .  .  .  .  .                     24
         Purchases and Redemptions                                            25
         Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .                     26
         Description of Shares  .  .  .  .  .  .  .  .  .                     29
         Portfolio Brokerage Transactions .  .  .  .  .  .  .  .  .           31
         Financial Statements   .  .  .  .  .  .  .  .  .                     34

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of each Portfolio. In response to adverse market, economic, political or other conditions, the Investment Adviser may make temporary investments for the Portfolios that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Portfolios from achieving their investment objective.

                               Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              Domestic Investments

The assets of the Portfolios are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

                                Options Contracts

Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for a Portfolio, although in each case the current intention is not to do so in such a manner that more than 5% of a Portfolio's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for a Portfolio at any time prior to the expiration of the option which involves selling the option previously purchased.

Covered call options may also be sold (written) on stocks for a Portfolio, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for a Portfolio, although the current intention is not to do so in a manner that more than 5% of a Portfolio's net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for a Portfolio is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

  Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for a Portfolio, although the current intention is not to do so in a manner that more than 5% of a Portfolio's net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for a Portfolio at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the counter.

         The value of a currency option purchased for a Portfolio depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies for a Portfolio is subject to the Investments Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

                                Futures Contracts

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for a Portfolio. Futures contracts on foreign currencies may also be entered into for each Portfolio, although in each case the current intention is not to do so.

      In order to assure that a Portfolio is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Portfolio's assets.

      Futures Contracts provided for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for a Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for a Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures position taken for a Portfolio would rise in value by an amount which approximately offsets the decline in value of the portion of that Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of a Portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for a Portfolio is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the shore term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

      When a Portfolio enters into a Futures Contract, it may be initially required to deposit with that Portfolio's custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initially margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash or eligible securities called "variation margin", with that Portfolio's futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Portfolios, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche a Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminbsrse (DTB), Italian Stock Exchange (ISE), The Amsterdam Exchange (AE), and London Securities and Derivatives Exchange, Ltd. (OMLX).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

      Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of a Portfolio's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which that Portfolio seeks a hedge.


                          Loans of Portfolio Securities

         Loans up to 30% of the total value of a Portfolio are permitted. Securities of a Portfolio may be loaned if such loans are secured continuously by cash or equivalent liquid short term securities as collateral or by an irrevocable letter of credit in favor of a Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securities of a Portfolio, that Portfolio's income can be increased by that Portfolio's continuing to receive income on the loaned securities as well as by the opportunity for that Portfolio to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by a Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to a Portfolio. Securities are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation, a Portfolio or Brown Brothers Harriman

                             Short-Term Investments

         Although it is intended that the assets of each Portfolio stay invested in the securities described above and in the Prospectus to the extent practical in light of that Portfolio's investment objective and long-term investment perspective, a Portfolio's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when a Portfolio experiences large cash inflows through issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with that Portfolio's investment objective are unavailable in sufficient quantities, assets of that Portfolio may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time a Portfolio's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets may be invested in non-U.S. dollar denominated and U.S. dollar denominated bank deposits and short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for each Portfolio in demand deposit accounts with the Portfolio's custodian bank.



                              Government Securities

         The assets of each Portfolio may be invested in securities issued by the U.S. Government or sovereign foreign governments, their agencies or instrumentalities. These securities include notes and bonds, zero coupon bonds and stripped principal and interest securities.

                              Restricted Securities

         Securities that have legal or contractual restrictions on their resale may be acquired for a Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities for a Portfolio reflects any limitation on their liquidity.

                              Repurchase Agreements

         Repurchase agreements may be entered into for a Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from a Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. A Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value, including accrued interest, at least equal to 100% of the dollar amount invested on behalf of that Portfolio in each agreement along with accrued interest. Payment for such securities is made for that Portfolio only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers Harriman (the "Custodian"). If the Lender defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Portfolio may be delayed or limited in certain circumstances.

                   When-Issued and Delayed Delivery Securities

         Securities may be purchased for a Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to a Portfolio until delivery and payment take place. At the time the commitment to purchase securities for a Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Portfolio's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, a Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for a Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of that Portfolio's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

                          Investment Company Securities

         Subject to applicable statutory and regulatory limitations, the assets of each Portfolio may be invested in shares of other investment companies. Under the 1940 Act, assets of either Portfolio may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of that Portfolio's total assets would be so invested, (ii) 5% or less of the market value of that Portfolio's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by that Portfolio. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------

         Each Fund and Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be.


         Except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither Portfolio nor the Corporation, with respect to the Funds, may:

(1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of an interest in a Portfolio, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;



(2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;



(3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;



(4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;



(5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;



(6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);



(7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);



(8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);



(9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;



(10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or



(11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than U.S. Government obligations) or more than 10% of its total assets in the outstanding voting securities of any one issuer; provided, however, that up to 25% of its total assets may be invested without regard to this restriction, and provided further, that neither Fund shall be subject to this restriction.





         Non-Fundamental Restrictions. Each Portfolio or the Corporation, on behalf of each Fund, may not as a matter of operating policy (except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (ii) invest less than 65% of the value of the total assets of each Portfolio in equity securities of companies based in countries in which that Fund may invest. For these purposes, equity securities are defined as common stock, securities convertible into common stock, rights and warrants, and include securities purchased directly and in the form of American Depository Receipts, Global Depository Receipts or other similar securities representing common stock of foreign-based companies. These policies are not fundamental and may be changed for without shareholder or investor approval.



         Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.


DIRECTORS, TRUSTEES AND OFFICERS

-------------------------------------------------------------------

         The Corporation's Directors, in addition to supervising the actions of the Administrator of the Corporation and Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. Each Portfolio's Trustees, in addition to supervising the actions of each Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to each Portfolio.

         Because of the services rendered to each Portfolio by the Investment Adviser and to the Corporation and each Portfolio by their respective Administrators, the Corporation and each Portfolio require no employees, and their respective officers, other than the Chairman, receive no compensation from the Fund or each Portfolio.

         The Directors of the Corporation, Trustees of each Portfolio and executive officers of the Corporation and each Portfolio, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO

         J.V. SHIELDS, JR.*(aged 62) - Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Trustee of the BBH Portfolios(1) (since October 1999); Director of the BBH Common Settlement Fund, Inc. (since August
2000); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(2). Vice Chairman and Trustee of New York Racing Association. His business address is Shields & Company, 140 Broadway, New York, NY 10005.

     EUGENE P. BEARD**(aged 65) - Director; Trustee of The 59 Wall Street Trust; Trustee of the BBH Portfolios (since October 1999); Director of the BBH Common Settlement Fund, Inc. (since August 2000); Executive Vice President - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

         DAVID P. FELDMAN** (aged 60) - Director; Trustee of The 59 Wall Street Trust; Trustee of the BBH Portfolios (since October 1999); Director of the BBH Common Settlement Fund, Inc. (since August 2000); Retired; Vice President and Investment Manager of AT&T Investment Management Corporation (prior to October
1997); Director of Dreyfus Mutual Funds, Jeffrey Co. and Heitman Financial. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.

         ALAN G. LOWY** (aged 61) - Director; Trustee of The 59 Wall Street Trust; Trustee of the BBH Portfolios (since October 1999); Director of the BBH Common Settlement Fund, Inc. (since August 2000); Private Investor. His business address is 4111 Clear Valley Drive, Encino, CA 91436.

         ARTHUR D. MILTENBERGER** (aged 61) - Director; Trustee of The 59 Wall Street Trust; Trustee of the BBH Portfolios (since October 1999); Director of the BBH Common Settlement Fund, Inc. (since August 2000); Retired, Executive Vice President and Chief Financial Officer of Richard K. Mellon and Sons (prior to June 1998); Treasurer of Richard King Mellon Foundation (prior to June 1998); Vice President of the Richard King Mellon Foundation; Trustee, R.K. Mellon Family Trusts; General Partner, Mellon Family Investment Company IV, V and VI; Director of Aerostructures Corporation (since 1996) (3). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

         RICHARD L. CARPENTER** (aged 67) - Director and Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the BBH Portfolios; Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Director of the BBH Common Settlement Fund, Inc. (since August 2000); Retired; Director of Investments, Pennsylvania Public School Employees' Retirement System (prior to December 1997). His business address is 12664 Lazy Acres Court, Nevada City, CA 95959.

         CLIFFORD A. CLARK** (aged 70) - Director and Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the BBH Portfolios; Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Director of the BBH Common Settlement Fund, Inc. (since August 2000); Retired. His business address is 42 Clowes Drive, Falmouth, MA 02540.

     DAVID M. SEITZMAN** (aged 71) - Director and Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the BBH Portfolios; Director of The 59 Wall Street Fund, Inc. (since October 1999); Director of the BBH Common Settlement Fund, Inc. (since August 2000); Physician, Private Practice. His business address is 7117 Nevis Road, Bethesda, MD 20817.

     J. ANGUS IVORY (aged 68) - Director and Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the BBH Portfolios (since October 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of the BBH Common Settlement Fund, Inc. (since August 2000); Trustee of the Islamic Global Equity Fund (since November 2000); Retired; Director of Brown Brothers Harriman Ltd., subsidiary of Brown Brothers Harriman & Co.; Director of Old Daily Saddlery; Advisor, RAF Central Fund; Committee Member, St. Thomas Hospital Pain Clinic (since 1999).

OFFICERS OF THE CORPORATION AND THE PORTFOLIO

     PHILIP W. COOLIDGE (Aged 49) - President; President of the BBH Portfolios; President of Dow Jones Islamic Market Index Portfolio (since March 1999); President of BBH Common Settlement Fund, Inc. (since August 2000); President of Islamic Global Equity Fund (since November 2000); Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), Signature Broker-Dealer Services, Inc. ("SBDS") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators").

         LINWOOD C. DOWNS (Aged 38) - Treasurer; Treasurer of the BBH Portfolios; Treasurer of Dow Jones Islamic Market Index Portfolio (since March
1999); Treasurer of BBH Common Settlement Fund, Inc. (since August 2000); Treasurer of Islamic Global Equity Fund (since November 2000); Senior Vice President and Treasurer of SFG; Treasurer of SBDS, 59 Wall Street Administrators and 59 Wall Street Distributors.

         CHRISTINE D. DORSEY (Aged 30) - Secretary; Secretary of the BBH Portfolios; Secretary of Dow Jones Islamic Market Index Portfolio (since February 2000); Secretary of BBH Common Settlement Fund, Inc. (since February
2000); Secretary of the Islamic Global Equity Fund (since February 2000); Vice President of SFG; Secretary of SBDS, 59 Wall Street Administrators and 59 Wall Street Distributors.

         SUSAN JAKUBOSKI (Aged 36)- Assistant Treasurer and Assistant Secretary; Assistant Treasurer and Assistant Secretary of the BBH Portfolios; Assistant Treasurer and Assistant Secretary of the Dow Jones Islamic Market Index Portfolio (since March 1999); Assistant Treasurer and Assistant Secretary of BBH Common Settlement Fund, Inc. (since August 2000); Assistant Treasurer and Assistant Secretary of the Islamic Global Equity Fund (since November 2000); Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Cayman) Limited; Assistant Secretary and Assistant Treasurer of SBDS, 59 Wall Street Administrators and 59 Wall Street Distributors.

-------------------------

* Mr. Shields is an "interested person" of the Corporation and the Portfolios because of his affiliation with a registered broker-dealer.

** These Trustees are members of the Audit Committee of the Corporation or the Portfolios, as the case may be.

(1) The BBH Portfolios consist of the following active investment companies: BBH U.S. Money Market Portfolio, BBH International Equity Portfolio, BBH U.S. Equity Portfolio, BBH European Equity Portfolio,
         BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio and the following inactive investment companies: BBH U.S. Balanced Growth Portfolio and BBH U.S. Intermediate Tax-Exempt Bond Portfolio.

(2) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(3) Richard K. Mellon and Sons, Richard King Mellon Foundation, R.K. Mellon Family Trusts, Mellon Family Investment Company IV, V and VI and Aerostructures Corporation, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a trust, an investment company and an aircraft manufacturer, respectively.

         Each Director/Trustee and officer of the Corporation and the Portfolios listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer of the Corporation and the Portfolios is 21 Milk Street, Boston, Massachusetts 02109. Messrs. Coolidge and Downs, and Mss. Dorsey and Jakuboski also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.

         Except for Mr. Shields, no Director/Trustee is an "interested person" of the Corporation or the Portfolios as that term is defined in the 1940 Act.

Directors of the Corporation and Trustees of the Portfolios

         The Directors of the Corporation and the Trustees of the Portfolios receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation, all series of The 59 Wall Street Trust and the Portfolios and any other active BBH Portfolios having the same Board of Trustees based upon their respective net assets. In addition, each series of the Corporation and The 59 Wall Street Trust, the Portfolios and any other active BBH Portfolios which has commenced operations pays an annual fee to each Directors/Trustee of $1,000.


                                                     Pension or                                  Total
                           Aggregate                 Retirement                                  Compensation
                           Compensation              Benefits Accrued  Estimated Annual          from Fund Complex*
Name of Person,            from the European Equity  as Part of        Benefits upon             Paid to
Position                   Fund and Portfolio        Fund Expenses     Retirement                Directors/Trustees
---------------            ------------------        ------------      ----------------          ------------------

J.V. Shields, Jr.,         $3,650.50                 none                none                          $35,250
Director/Trustee


Eugene P. Beard,           $3,245.77                 none                none                          $30,250
Director/Trustee

Richard L. Carpenter**,    $3,245.77                none                none                          $30,250
Director/Trustee

Clifford A. Clark**,       $3,245.77                 none                none                          $30,250
Director/Trustee

David P. Feldman,          $3,245.77                 none                 none                         $30,250
Director/Trustee

J. Angus Ivory**,          $3,245.77                 none                 none                         $30,250
Director/Trustee

Alan G. Lowy,              $3,245.77                 none                 none                         $30,250
Director/Trustee

Arthur D. Miltenberger,    $3,245.77                 none                 none                         $30,250
Director/Trustee

David M. Seitzman**,        $3,245.77                none                 none                         $30,250
Director/Trustee

* The Fund Complex consists of the Corporation, The 59 Wall Street Trust (which currently consists of four series) and the eight active Portfolios.


                                                     Pension or                                  Total
                           Aggregate                 Retirement                                  Compensation
                           Compensation              Benefits Accrued  Estimated Annual          from Fund Complex*
Name of Person,            from the Pacific Basin    as Part of        Benefits upon             Paid to
Position                   Equity Fund and Portfolio Fund Expenses     Retirement                Directors/Trustees
---------------            ------------------        ------------      ----------------          ------------------

J.V. Shields, Jr.,         $2,956.39                 none                none                          $35,250
Director/Trustee


Eugene P. Beard,            $2,717.29                none                none                          $30,250
Director/Trustee

Richard L. Carpenter**,    $2,717.29                 none                none                          $30,250
Director/Trustee

Clifford A. Clark**,       $2,717.29                 none                none                          $30,250
Director/Trustee

David P. Feldman,          $2,717.29                 none                 none                         $30,250
Director/Trustee

J. Angus Ivory**,          $2,717.29                 none                 none                         $30,250
Director/Trustee

Alan G. Lowy,              $2,717.29                 none                 none                         $30,250
Director/Trustee

Arthur D. Miltenberger,    $2,717.29                 none                 none                         $30,250
Director/Trustee

David M. Seitzman**,        $2,717.29                none                 none                         $30,250
Director/Trustee

* The Fund Complex consists of the Corporation, The 59 Wall Street Trust (which currently consists of four series) and the eight active Portfolios.

         By virtue of the responsibilities assumed by Brown Brothers Harriman under the Investment Advisory Agreement with each Portfolio and by Brown Brothers Harriman Trust Company, LLC under the Administration Agreement with the Corporation and each Portfolio (see "Investment Adviser" and "Administrators"), neither the Corporation nor the Portfolios requires employees other than its officers, and none of its officers devote full time to the affairs of the Corporation or the Portfolios, as the case may be, or, other than the Chairmen, receive any compensation from the Corporation and the Portfolios.

         As of January 31, 2001, the Directors/Trustees and officers of the Corporation and the Portfolio as a group owned less than 1% of the outstanding shares of the Corporation and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund nor more than 5% of the aggregate beneficial interests in the Portfolio. As of that date, partners of Brown Brothers Harriman and their immediate families owned 69,053 (2.0%) shares and 28,403 (2.0%) shares, respectively, of the European Equity Fund and the Pacific Basin Equity Fund. Brown Brothers Harriman and its affiliates separately have investment discretion over an additional 1,628,282 (52.0%) and 670,599 (53.0%) shares, respectively, of the European Equity Fund and the Pacific Basin Equity Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

INVESTMENT ADVISER
-------------------------------------------------------------------

         Prior to November 1, 1999, Brown Brothers Harriman managed the assets of the Fund pursuant to an Investment Advisory Agreement. This Agreement was terminated by the Corporation, on behalf of the Fund, effective as of October 31, 1999 pursuant to previous approval by the Fund's shareholders on September 23, 1993 of certain changes in the Fund's investment restrictions which enabled all of the Fund's investable assets to be invested in the Portfolio.


         Currently, under its Investment Advisory Agreements with each Portfolio, subject to the general supervision of each Portfolio's Trustees and in conformance with the stated policies of each Portfolio, Brown Brothers Harriman provides investment advice and portfolio management services to each Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for each Portfolio, to place the purchase and sale orders for the portfolio transactions of each Portfolio and to manage, generally, each Portfolio's investments.

         The Investment Advisory Agreements between Brown Brothers Harriman and each Portfolio is dated December 15, 1993. Each agreement remains in effect for two years from its date and thereafter, but only so long as such agreement is specifically approved with respect to the Portfolio at least annually (i) by a vote of the holders of a "majority of outstanding voting securities" (as defined in the 1940 Act) of that Portfolio or by that Portfolio's Trustees, and (ii) by a vote of a majority of that Portfolio's Trustees who are not parties to that Investment Advisory Agreement or "interested persons" (as defined in the 1940
Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement was most recently approved by the Independent Trustees on November 9, 2000. Each Investment Advisory Agreement terminates automatically if assigned and is terminable with respect to each Portfolio at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Portfolio. (See "Additional Information".)



         With respect to the BBH European Equity Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of that Portfolio's average daily net assets. The advisory fee is the same as the fee paid by the European Equity Fund prior to November 1, 1999. For the fiscal years ended October 31, 1998 and 1999, the European Equity Fund incurred $1,045,922 and $963,214, respectively for advisory services. For the fiscal year ended October 31, 2000, the BBH European Equity Portfolio incurred $1,738,539 for advisory services.

         With respect to the BBH Pacific Basin Equity Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of that Portfolio's average daily net assets. The advisory fee is the same as the fee paid by the Pacific Basin Equity Fund prior to November 1, 1999. For the fiscal years ended October 31, 1998 and 1999, the Pacific Basin Equity Fund incurred $281,852 and $342,621, respectively, for advisory services. For the fiscal year ended October 31, 2000, the BBH Pacific Basin Equity Portfolio incurred $905,250 for advisory services.

     The investment advisory services of Brown Brothers Harriman to each Portfolio are not exclusive under the terms of the Investment Advisory Agreements. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.
     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Corporation or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman Termination of the agreement would require the Corporation to change its name and the name of each Portfolio to eliminate all reference to "59 Wall Street".
     Pursuant to license agreements between Brown Brothers Harriman and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman, only if Brown Brothers Harriman does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".
         Pursuant to a license agreement between each Portfolio and Brown Brothers Harriman dated May 9, 2000, each Portfolio may continue to use in its name BBH. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Portfolio upon the expiration or earlier termination of any investment advisory agreement between the Portfolio and Brown Brothers Harriman Termination of the agreement would require the Portfolio to change its name to eliminate all reference to BBH.




ADMINISTRATORS
---------------------------------------------------------------
     Brown Brothers Harriman Trust Company, LLC acts as Administrator of the Corporation and each Portfolio. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator of the Corporation, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC
(i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Funds' Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Funds' prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Funds and reports to shareholders and the SEC.

     Brown Brothers Harriman Trust Company, LLC in its capacity as Administrator of each Portfolio, administers all aspects of the Portfolios' operations subject to the supervision of the Portfolios' Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for each Portfolio and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Portfolios with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolios, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolios by others, including the Custodian; (iii) provides the Portfolios with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolios' registration statement for filing with the SEC, and the preparation of tax returns for the Portfolios and reports to investors and the SEC.

     The Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated November 1, 1993 and amended and restated as of January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as each Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Administration Agreement between each Portfolio and Brown Brothers Harriman Trust Company, LLC (dated March 1, 1999) shall remain in effect for successive annual periods, but only so long as such agreement is specifically approved at least annually in the same manner as each Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors/Trustees most recently approved each of the Corporation's and each Portfolio's Administration Agreement on November 9, 2000. Each agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation or a Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of such Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be (see "Additional Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days written notice to the Corporation. Each Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the corresponding Fund and other investors in such Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days written notice to such Portfolio.
     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets. For the fiscal years ended October 31, 1998, 1999 and 2000, the European Equity Fund incurred $241,367, $222,280 and $195,992, respectively, for administrative services. For the fiscal years ended October 31, 1998, 1999 and 2000, the Pacific Basin Equity Fund incurred $65,043, $79,066 and $127,805, respectively, for administrative services.

      For the services rendered to each Portfolio and related expenses borne by Brown Brothers Harriman Trust Company, LLC as Administrator of each Portfolio, Brown Brothers Harriman Trust Company, LLC receives from each Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of each Portfolio's average daily net assets. Prior to November 1, 1999, Brown Brothers Harriman was paid monthly at an annual rate equal to 0.15% of each Fund's average daily net assets. For the fiscal year ended October 31, 2000, the BBH European Equity Portfolio incurred $93,629 for administrative services. For the fiscal year ended October 31, 2000, the BBH Pacific Basin Equity Portfolio incurred $48,744 for administrative services.

   Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company, LLC, 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of SFG. SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation from each Fund as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from each Fund.

     Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company, LLC, 59 Wall Street Administrators performs such subadministrative duties for each Portfolio as are from time to time agreed upon by the parties. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of each Portfolio, participation in the preparation of documents required for compliance by each Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in each Portfolio, and other functions that would otherwise be performed by the Administrator of each Portfolio as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation from each Portfolio as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from each Portfolio.

DISTRIBUTOR
-------------------------------------------------------------------
     59 Wall Street Distributors acts as exclusive Distributor of shares of each Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and each Fund's prospectus as required under federal and state securities laws.
     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.
     The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 20, 2001. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of each Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".) The Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.

SHAREHOLDER SERVICING AGENT
-------------------------------------------------------------------
         The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Funds, among other things: answers inquiries from shareholders of and prospective investors in the Funds regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assists shareholders of and prospective investors in the Funds in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in a Fund may reasonably request. For these services, Brown Brothers Harriman receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

FINANCIAL INTERMEDIARIES
-------------------------------------------------------------------
         From time to time, the Funds' Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Funds who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS
-------------------------------------------------------------------
         The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Funds who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, each financial institution receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Funds average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
-------------------------------------------------------------------
     Brown Brothers Harriman (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is Custodian for each Fund and each Portfolio.
     As Custodian for each Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in its corresponding Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for each Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for each Fund and each day computes the net asset value per share of the Fund.
         As Custodian for each Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for each Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of each Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for each Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of Fund shares.

INDEPENDENT AUDITORS
-------------------------------------------------------------------
         Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Funds and the Portfolios.


CODE OF ETHICS
     Each Fund and each Portfolio, the Adviser and the Distributor/Placement Agent each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code of ethics to invest in securities, including securities that may be purchased or held by each Portfolio. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund or each Portfolio, as the case may be. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of each Fund, each Portfolio, the Adviser and the Distributor/Placement Agent are on file with and are available from the SEC.


NET ASSET VALUE; REDEMPTION IN KIND
-------------------------------------------------------------------
         The net asset value of each of a Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of a Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (i.e., the value of its investment in its corresponding Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.
         The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. The value of a Fund's investment in its corresponding Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. The value of a Funds investment in its corresponding Portfolio is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.
         The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sales price available before the time at which net assets are valued.
         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.
         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolios' Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Trustees of the Portfolios.

         Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolios' Trustees.

         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of each Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE
-------------------------------------------------------------------

         The average annual total return of a Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

         The annualized average rate of return of a Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

         The annualized average rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the period November 1, 1990 (commencement of operations) to October 31, 2000 was 12.06% and 8.55%, respectively. The average annual rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the fiscal year ended October 31, 2000 was 8.26% and -3.81%, respectively. The average annual rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the five-year period ended October 31, 2000 was 14.20% and 7.78%, respectively.

         Performance calculations should not be considered a representation of the average annual or total rate of return of a Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by a Portfolio and that Portfolio's and its corresponding Fund's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

         Each Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-Europe and MSCI-Pacific) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. A Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings from various sources, such as Micropal, may be quoted.

         Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.



PURCHASES AND REDEMPTIONS

-------------------------------------------------------------------

         A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

         The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

         In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

         An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

         The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.



FEDERAL TAXES

-------------------------------------------------------------------

         Each year, the Corporation intends to continue to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Funds are not subject to federal income taxes on its net income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on a Fund to the extent that certain distribution requirements for that Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. Each Portfolio is also not required to pay any federal income or excise taxes. Under Subchapter M of the Code each Fund is not subject to federal income taxes on amounts distributed to shareholders.
         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of a Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of a Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of a Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of that Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to a Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to that Fund's shareholders.

         Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.
         Dividends paid from the Funds are not eligible for the dividends-received deduction allowed to corporate shareholders because the income of the Portfolios does not consist of dividends paid by domestic corporations.

         Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for a Portfolio lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, that Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of a Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.
         Certain options contracts held for a Portfolio at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long that Portfolio has held such options. A Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.
         If shares are purchased by a Portfolio in certain foreign investment entities, referred to as "passive foreign investment companies", the corresponding Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.
         Return of Capital. Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from a Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.
         Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

   Foreign Taxes. Foreign Taxes. Each Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's share of the corresponding Portfolio's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from a Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from a Fund.
         Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to a Fund's shareholders.
         In certain circumstances foreign taxes imposed with respect to a Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.
         Other Taxes. A Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.
         Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of each Funds fiscal year. Additional tax information is mailed to shareholders in January.
         Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.
         This tax discussion is based on the tax laws and regulations in effect on the date of the Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.





DESCRIPTION OF SHARES

-------------------------------------------------------------------

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the European Equity Fund and 25,000,000 as shares of Pacific Basin Equity Fund. The Board of Directors may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. The Corporation currently consists of eight series.


     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


     Shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares, when issued, are fully paid and non-assessable by the Corporation.

     Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of that Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.


     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.


     The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

     Each Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the corresponding Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the corresponding Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the corresponding Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.
     Each investor in each Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in each Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

     Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of the corresponding Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Interests in each Portfolio will have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. Each Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.



PORTFOLIO BROKERAGE TRANSACTIONS
-------------------------------------------------------------------

         Each Portfolio is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all securities in a Portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal year ended October 31, 1999, the portfolio turnover rate for the European Equity Fund was 37%. For the fiscal year ended October 31, 2000, the portfolio turnover rate of the BBH European Equity Portfolio was 42%. For the fiscal year ended October 31, 1999, the portfolio turnover rate for the Pacific Basin Equity Fund was 97%. For the fiscal year ended October 31, 2000, the portfolio turnover rate of the BBH Pacific Basin Equity Portfolio was 76%. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.


     In effecting securities transactions for a Portfolio, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charge. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.


     The Investment Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from that Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which that Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.


     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for that Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolios. In some instances, this procedure might adversely affect a Portfolio.


     For the fiscal year ended October 31, 1998, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $460,433 and $362,267, respectively. For the fiscal year ended October 31, 1999, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $293,948 and $295,352, respectively. For the fiscal year ended October 31, 2000, the aggregate commissions paid by the BBH European Equity Portfolio and the BBH Pacific Basin Equity Portfolio were $511,825 and $488,367, respectively.


         Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

         All of the transactions for the Portfolios are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Portfolios. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by a Portfolio to the Investment Adviser by any amount that might be attributable to the value of such services.
         A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

         The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Portfolios in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.
         Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.



ADDITIONAL INFORMATION
-------------------------------------------------------------------

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.
     Other mutual funds or institutional investors may invest in each Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in each Portfolio is available from Brown Brothers Harriman.
     The Corporation may withdraw the Fund's investment in each Portfolio as a result of certain changes in such Portfolio's investment objective, policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies of such Portfolio. In the event the Directors of the Corporation were unable to accomplish either, the Directors will determine the best course of action.



         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet sit at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.




FINANCIAL STATEMENTS

-------------------------------------------------------------------

         The Annual Report of each Fund dated October 31, 2000 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of each Annual Report which also contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.

PART C
ITEM 23.  EXHIBITS.

 (a)     (1)      Restated Articles of Incorporation of the Registrant.(7)

         (2)     Establishment and Designation of Series of The 59 Wall
                      Street U.S. Equity Fund and The 59 Wall Street Short/ Intermediate Fixed Fund.(7)
         (3)    Establishment and Designation of Series of The 59 Wall
                      Street Small Company Fund.(7)
         (4)     Establishment and Designation of Series of The 59 Wall
                      Street International Equity Fund.(7)
         (5)      Establishment and Designation of Series of The 59 Wall
                      Street Short Term Fund. (7)
         (6)         Redesignation  of series of the The 59 Wall Street  Short/
                      Intermediate Fixed Income Fund as The 59 Wall Street Inflation-Indexed Securities Fund. (8)
         (7)    Establishment and Designation of Series of The 59 Wall
                      Street Tax-Efficient U.S. Equity Fund. (9)
         (8) Establishment and Designation of Series of The 59 Wall Street Opportunities Fund. (12)


(b)      Amended and Restated By-Laws of the Registrant.(7)


(c)               Not Applicable.

(d)      (1)      Advisory Agreement with respect to The 59 Wall Street
                  U.S. Equity Fund.(7)
         (2)     Advisory Agreement with respect to The 59 Wall Street
                  Short/Intermediate Fixed Income Fund. (7)
         (3)    Form of Advisory Agreement with respect to The 59 Wall Street
                  Inflation-Indexed Securities Fund.(8)
         (4)     Form of Advisory Agreement with respect to The 59 Wall
                      Street Tax-Efficient U.S. Equity Fund. (9)
         (5)      Form of Advisory Agreement with respect to The 59 Wall
                  Street Opportunities Fund. (12)
         (6)     Form of Sub-Advisory Agreement with respect to The 59
                  Wall Street Opportunities Fund. (12)

(e)               Form of Amended and Restated Distribution Agreement.(3)

(f)               Not Applicable.

(g)               (1) Form of Custody Agreement.(2)
                  (2) Form of Custodian Agreement with BBH&Co. (13)
                  (3) Form of Transfer Agency Agreement.(2)
                  (4) Form of Transfer Agency Agreement.(13)

(h)               (1)(a)  Amended and  Restated  Administration  Agreement.(6)
                     (b) Amended and Restated Administration Agreement.(13)
                  (2)Subadministrative Services Agreement.(6)
                  (3) Form of License Agreement.(1)
                  (4) Amended and Restated Shareholder Servicing Agreement.(6)
                    (a) Appendix A to Amended and Restated Shareholder
                            Servicing Agreement.(9)
                    (b) Appendix A to Amended and Restated Shareholder
                        Servicing Agreement. (12)
                  (5) Amended and Restated Eligible Institution Agreement.(6)
                    (a) Appendix A to Amended and Restated Eligible
                             Institution Agreement.(9)
                    (b) Appendix A to Amended and Restated Eligible
                            Institution Agreement.  (12)
                  (6) (a) Form of Expense Reimbursement Agreement with
                          respect to The 59 Wall Street U.S. Equity Fund.(6)
                      (b) Form of Expense Reimbursement Agreement with
                            respect to The 59 Wall Street Short/Intermediate Fixed Income Fund.(6)
                       (c) Form of Expense Payment Agreement with respect to
                        The 59 Wall Street Inflation-Indexed Securities Fund.(8)
                       (d) Expense Payment Agreement with respect to
                      The 59 Wall Street Inflation-Indexed Securities Fund.(13)
                  (e) Form of Expense Payment Agreement with respect to The
                        59 Wall Street Tax-Efficient U.S. Equity Fund. (9)
                  (f)  Form of Expense Payment Agreement with respect to The
                        59 Wall Street International Equity Fund.(10)

(i)(1)            Opinion of Counsel (including consent).(2)


(j)               Independent auditors' consent.(14)

(k)               Not Applicable.

(l)              (a) Copies of investment representation letters from initial shareholders.(2)
                  (b) Form of investment representation letter from initial
                      shareholders of The 59 Wall Street Opportunities Fund.(12)

(m)               Not Applicable.

(n)               Not Applicable.

(p) (1)           Code of Ethics of the Registrant. (13)
    (2)          Code of Ethics of the Adviser.    (13)
    (3)         Code of Ethics of the Distributor. (13)




(1)Filed with the initial Registration Statement on July 16, 1990.

(2)Filed with Amendment No. 1 to this Registration Statement on October 9, 1990.

(3)Filed with  Amendment  No.2 to this  Registration  Statement  on February 14,
   1991.

(4)Filed with Amendment No. 5 to this Registration Statement on June 15, 1992.

(5)Filed with Amendment No. 7 to this Registration Statement on March 1, 1993.

(6)Filed with  Amendment  No.9 to this  Registration  Statement  on December 30,
   1993.

(7)Filed with Amendment No. 24 to this Registration Statement on
   February 28, 1996.

(8)Filed with Amendment No. 27 to this Registration Statement on
   February 28, 1997.

(9)Filed with Amendment No. 38 to this Registration Statement on
   September 21, 1998.

(10)Filed with Amendment No. 40 to this Registration Statement on
   December 30, 1998.

(11)Filed with Amendment No.43 to this Registration Statement on February 26, 1999.

(12) Filed with Amendment No. 46 to this Registration Statement on September 28, 1999.

(13) Filed with Amendment No 63 to this Registration Statement on February 23, 2001.

(14) Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

         See "Directors and Officers" in the Statement of Additional Information filed as part of this Registration Statement.

Item 25.          Indemnification

         Reference is made to Article VII of Registrant's By-Laws and to Section 5 of the Distribution Agreement between the Registrant and 59 Wall Street Distributors, Inc.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Investment Adviser.

         The Registrant's investment adviser, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.          Principal Underwriters.

         1.       (a)      59 Wall Street Distributors, Inc. ("59 Wall Street
                           Distributors") and its affiliates, also serves as administrator and/or distributor to other registered investment companies.

                  (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, MA 02109. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Director of the Registrant.

                           Position and Offices with        Position and Offices
    Name                   59 Wall Street Distributors      with the Registrant
-------------             ---------------------------       --------------------

Philip W. Coolidge       Chief Executive                  President
                           Officer, President
                           and Director

Christine D. Dorsey      Secretary                        Secretary


Susan Jakuboski          Assistant Treasurer              Assistant Treasurer
                         Assistant Secretary              Assistant Secretary

Linwood C. Downs         Treasurer                        Treasurer


Robert Davidoff          Director                                --
CMNY Capital, L.P.
135 East 57th Street
New York, NY  10022

Donald Chadwick          Director                                --
Scarborough & Company
110 East 42nd Street
New York, NY  10017

Leeds Hackett           Director                                  --
National Credit
Management Corporation
10155 York Road
Cockeysville, MD  21030

Laurence E. Levine      Director                                  --
First International
  Capital Ltd.
130 Sunrise Avenue
Palm Beach, FL  33480


         (c)      Not Applicable.

Item 28.  Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Fund, Inc.
         21 Milk Street
         Boston, MA 02109

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005
            (investment adviser, eligible institution and shareholder servicing agent)

         Brown Brothers Harriman Trust Company, LLC
         63 Wall Street
         New York, NY  10005
         (administrator)

         59 Wall Street Distributors, Inc.
         21 Milk Street
         Boston, MA 02109
            (distributor)

         59 Wall Street Administrators, Inc.
         21 Milk Street
         Boston, MA 02109
         (subadministrator)

         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, MA  02109
        (custodian)

        Forum Shareholder Services
        Two Portland Square
        Portland, ME  04101
        (transfer agent)


Item 29.          Management Services.

         Other than as set forth under the caption "Management of the Corporation" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.


Item 30.          Undertakings.

        Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 6th day of July, 2001.


                                                THE 59 WALL STREET FUND, INC.

                                                 By /s/PHILIP W. COOLIDGE
                                                (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                    Title

/s/ J.V. SHIELDS, JR.                        Director and Chairman of
 (J.V. Shields, Jr.)                         the Board


/s/PHILIP W. COOLIDGE                         President (Principal
(Philip W. Coolidge)                          Executive Officer)


/s/ EUGENE P. BEARD                           Director
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Director
(David P. Feldman)

/s/J. ANGUS IVORY                             Director
(J.Angus Ivory)


/s/ ARTHUR D. MILTENBERGER                    Director
(Arthur D. Miltenberger)

/s/ ALAN D. LOWY                              Director
(Alan D. Lowy)

/s/ CLIFFORD A. CLARK                         Director
(Clifford A. Clark)

/s/ RICHARD L. CARPENTER                      Director
(Richard L. Carpenter)

/s/ DAVID M. SEITZMAN                         Director
(David M. Seitzman)

/s/LINWOOD C. DOWNS                           Treasurer, Principal Accounting
(Linwood C. Downs)                            Officer and Principal Financial
                                              Officer)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 6th day of July, 2001.


                                                BBH EUROPEAN EQUITY PORTFOLIO

                                                 By/s/ PHILIP W. COOLIDGE
                                                (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                    Title

/s/ J.V. SHIELDS, JR.                        Trustee and Chairman of
 (J.V. Shields, Jr.)                         the Board


/s/PHILIP W. COOLIDGE                         President (Principal
(Philip W. Coolidge)                          Executive Officer)


/s/ EUGENE P. BEARD                           Trustee
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Trustee
(David P. Feldman)

/s/ J. ANGUS IVORY                            Trustee
(J. Angus Ivory)

/s/ ARTHUR D. MILTENBERGER                    Trustee
(Arthur D. Miltenberger)

/s/ ALAN D. LOWY                              Trustee
(Alan D. Lowy)

/s/ CLIFFORD A. CLARK                         Trustee
(Clifford A. Clark)

/s/ RICHARD L. CARPENTER                      Trustee
(Richard L. Carpenter)

/s/ DAVID M. SEITZMAN                         Trustee
(David M. Seitzman)

/S/ LINWOOD C. DOWNS                          Treasurer, Principal Accounting
(Linwood C. Downs)                            Officer and Principal Financial
                                              Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 6th day of July, 2001.


                                           BBH PACIFIC BASIN EQUITY PORTFOLIO

                                           By /s/PHILIP W. COOLIDGE
                                           (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                    Title

/s/ J.V. SHIELDS, JR.                        Trustee and Chairman of
 (J.V. Shields, Jr.)                         the Board


/s/PHILIP W. COOLIDGE                         President (Principal
(Philip W. Coolidge)                          Executive Officer)


/s/ EUGENE P. BEARD                           Trustee
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Trustee
(David P. Feldman)


/s/ J. ANGUS IVORY                            Trustee
(J. Angus Ivory)


/s/ ARTHUR D. MILTENBERGER                    Trustee
(Arthur D. Miltenberger)

/s/ ALAN D. LOWY                              Trustee
(Alan D. Lowy)

/s/ CLIFFORD A. CLARK                         Trustee
(Clifford A. Clark)

/s/ RICHARD L. CARPENTER                      Trustee
(Richard L. Carpenter)

/s/ DAVID M. SEITZMAN                         Trustee
(David M. Seitzman)

/S/ LINWOOD C. DOWNS                          Treasurer, Principal Accounting
(Linwood C. Downs)                            Officer and Principal Financial
                                              Officer